Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

Equify Financial, LLC

777 Main Street, Suite 3900

Fort Worth, Texas 76102

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of contracts in connection with the proposed offering of Equify ABS 2023-1, LLC. Equify Financial, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, ATLAS SP Securities, a division of Apollo Global Securities, LLC, and ATLAS SP Partners, L.P. (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 11, 2023, representatives of the Company provided us with a computer generated contract data file and related record layout containing data, as represented to us by the Company, as of the close of business July 31, 2023, with respect to 389 contracts (the “Initial Statistical Data File”). At your instruction, we randomly selected 100 contracts from the Statistical Data File (the “Sample Contracts”).

Further, on September 14, 2023, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing an updated active date field for each of the contracts set forth on the Initial Statistical Data File. At the Company’s instruction, we adjusted the Initial Statistical Data File with the updated information set forth on the Supplemental Data File. The Initial Statistical Data File, as adjusted, is hereinafter referred to as the “Statistical Data File.”

At your instruction, we performed certain comparisons and recomputations for each of the Sample Contracts relating to the contract characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Contract number (informational purposes only) 2. Obligor name 3. Lease/loan type 4. Active date 5. Original term (months) 6. Termination date	7. Billing cycle frequency 8. Customer state 9. Current payment amount 10. Total residual value 11. Balloon payment amount*

*	For Sample Contracts with an “IO/Balloon Loan” indicator of “Yes” set forth on the Statistical Data File only.

We compared Characteristics 2. through 10. to the corresponding information set forth on or derived from the lease agreement, promissory note, equipment lease schedule or any amendments thereto (collectively, the “Agreement”); and Characteristic 11. to the corresponding information set forth on the Agreement or the “Loan History Report.”

At your instruction, for purposes of such comparisons:

•

with respect to our comparison of Characteristic 9., for the Sample Contracts indicted in Appendix A, we observed a difference with respect to the current payment amount set forth on the Agreement when compared to the current payment amount set forth on the Statistical Data File. For these Sample Contracts, we were instructed to perform an additional procedure and compare the current payment amount set forth on the Statistical Data File to the current payment amount set forth on the “Loan History Report”; and

•

with respect to our comparison of Characteristic 10., for the Sample Contract indicted in Appendix B, we observed a difference with respect to the total residual value set forth on the Agreement when compared to the total residual value set forth on the Statistical Data File. For this Sample Contract, we were instructed to perform an additional procedure and compare the total residual value set forth on the Statistical Data File to the total residual value set forth on a screen shot from the Company’s servicing system (the “Servicing System Screen Shot”).

The contract documents referred to above, including any information obtained from the indicated system, and any other documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using photocopies or data imaged facsimiles of the Contract Documents. In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Contract Documents, except as indicted in Appendix C. Supplemental information is contained in Appendix D.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the contracts underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 26, 2023

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 26, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 9. for the following Sample Contracts:

13279

13606

13688L

13837

13902

14277

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 26, 2023.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 10. for the following Sample Contract:

13676

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 26, 2023.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	Two differences in original term.

2	Two differences in termination date.

3	One difference in total residual value.

4	Five differences in balloon payment amount.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix D to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 26, 2023.

Supplemental Information Related to the Findings Set Forth on Appendix C

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Agreement

1	13309	Original term	51 months	52 months

1	14646	Original term	63 months	60 months

2	13309	Termination date	7/1/2025	8/1/2025

2	13329L	Termination date	6/1/2025	6/1/2024

3	13468.005	Total residual value	$27,918.00	$27,920.00

4	12882	Balloon payment amount	$1,466,700.22	$1,467,181.90

4	11344	Balloon payment amount	$1,333,121.00	$1,336,983.40

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on or derived from the Loan History Report

4	13914	Balloon payment amount	$2,596,347.96	$2,688,995.96

4	14465	Balloon payment amount	$1,422,641.43	$1,461,201.43

4	14469	Balloon payment amount	$1,274,876.42	$1,337,621.42

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.